Exhibit 10.30

CERTAIN MATERIAL (INDICATED BY ASTERISKS) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Execution Version

FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this•” Agreement") is entered into as of June 29, 2018, among Restoration Robotics, Inc., a Delaware corporation (the “Borrower"), Solar Capital Ltd., a Maryland corporation (in its capacity as collateral agent, the "Collateral Agent") and the Lenders party hereto, comprising the Required Lenders under the Loan Agreement referred to below (each, a "Lender" and , collective l y, the "Lenders").

RECITALS

A.The Borrower, the Lenders party thereto, and the Collateral Agent, are parties to that certain Loan and Security Agreement, dated as of May 10, 2018 (as amended, supplemented or otherwise modified prior to the date hereof, the "Loan Agreement").

B.The Borrower, the Lenders and the Collateral Agent wish to correct a mathematical error in the Revenue Projections, subject to the term s and conditions hereof.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

I.Definitions. Capitalized terms used but not defined in this Agreement shall have the meanings given to them in the Loan Agreement.

2.Amendment to the Loan and Security Agreement. Exhibit G to the Loan Agreement shall be replaced in its entirety with Exhibit t A hereto.

3.Integration. This Agreement and the other Loan Documents represent the entire agreement relating to the subject matter of this Agreement and supersede all prior negotiations and agreements with respect to the substance of this Agreement. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Agreement and the Loan Document s merge into this Agreement and the Loan Documents

4.Counterparts. This Agreement ma y be executed in an y number of counterparts and all of such counterpart s taken together shall be deemed to constitute one and the same instrument.

5.Miscellaneous.

5.1Except as expressly amended pursuant hereto, the Loan Agreement and the other Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed in all respects.

5.2This Agreement shall constitute a Loan Document under the Loan Agreement.

5.3Each provision of this Agreement is severable from every other provision in determining the enforceability of any provision.

5.4This Agreement is effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any Agreement waiver or modification of any term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which the Collateral Agent or any Lender may now have or may have in the future under or in connection with any

Exhibit 10.30

Loan Document.

5.5This Agreement and all document s related hereto shall constitute Loan Documents, shall be construed in connection with and as part of the Loan Documents.

6.Governing Law. THIS AGREEMENT AND THE RIGHT S AND OBLIGATIONS OF THE PARTIES HERETO SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF SUCH STATE (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW)), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, REGARDLESS OF THE LOCATION OF THE COLLATERAL, PROVIDED, HOWEVER, THAT IF THE LAWS OF ANY JURISDICTION OTHER THAN NEW YORK SHALL GOVERN IN REGARD TO THE VALIDITY, PERFECTION OR EFFECT OF PERFECTION OF ANY LIEN OR IN REGARD TO PROCEDURAL MATTERS AFFECTING ENFORCEMENT OF ANY LIENS IN COLLATERAL, SUCH LAWS OF SUCH OTHER JURISDICTIONS SHALL CONTINUE TO APPLY TO THAT EXTENT. This Agreement is subject to the provisions of Sect ion 11 of the Loan Agreement relating to jurisdiction, venue, jury trial waiver and judicial reference, which provisions are by this reference incorporated herein, mutatis mutandis, as if set forth herein in full.

[Signature page follows.]

Exhibit 10.30

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, as of the date first above written.

THE BORROWER

RESTORATION ROBOTICS, INC.

By:	/s/ Mark Hair
Name:	Mark Hair
Title:	Chief Financial Officer

COLLATERAL AGENT AND LENDER:

SOLAR CAPITAL LTD.

By	/s/ Anthony J. Storino
Name:	Anthony Storino
Title:	Authorized Signatory

LENDER:

WESTERN ALLIANCE BANK

By:	/s/ Bill Wickline
Name:	Bill Wickline
Title:	Director of Portfolio Management

[Signature Page to Restoration Robotics First Amendment to LSA]

Exhibit 10.30

EXHIBIT A

Revenue Projections

Exhibit 10.30

[REDACTED]

Restoration Robotics - Minimum Revenue Calculation

Month Ending	Management Case	Covenant (%)	Minimum Rev. Required
May-18	[***]	[***]	[***]	= Revised
Jun -18	[***]	[***]	[***]
Jul-18	[***]	[***]	[***]
Aug -18	[***]	[***]	[***]
Sep-18	[***]	[***]	[***]
Oct-18	[***]	[***]	[***]
Nov-18	[***]	[***]	[***]
Dec-18	[***]	[***]	[***]
Jan-19	[***]	[***]	[***]
Feb-19	[***]	[***]	[***]
Mar-19	[***]	[***]	[***]
Apr-19	[***]	[***]	[***]
Ma y-19	[***]	[***]	[***]
J un-19	[***]	[***]	[***]
Jul-19	[***]	[***]	[***]
Aug-19	[***]	[***]	[***]
Sep-19	[***]	[***]	[***]
Oct-19	[***]	[***]	[***]
No v-19	[***]	[***]	[***]
Dec-19	[***]	[***]	[***]
Jan-20	[***]	[***]	[***]
Feb-20	[***]	[***]	[***]
Mar-20	[***]	[***]	[***]
Apr-20	[***]	[***]	[***]
May-20	[***]	[***]	[***]
Jun-20	[***]	[***]	[***]
Jul-20	[***]	[***]	[***]
Aug -20	[***]	[***]	[***]
Sep-20	[***]	[***]	[***]
Oct-20	[***]	[***]	[***]
Nov-20	[***]	[***]	[***]
Dec -20	[***]	[***]	[***]
Jan-21	[***]	[***]	[***]
Feb-21	[***]	[***]	[***]
Mar-21	[***]	[***]	[***]
Apr-21	[***]	[***]	[***]
May-21	[***]	[***]	[***]
Jun-21	[***]	[***]	[***]
J ul-21	[***]	[***]	[***]
Aug -21	[***]	[***]	[***]
Se p-21	[***]	[***]	[***]
Oct-21	[***]	[***]	[***]
Nov-21	[***]	[***]	[***]
Dec-21	[***]	[***]	[***]
J an-22	[***]	[***]	[***]
Feb-22	[***]	[***]	[***]
Mar-22	[***]	[***]	[***]
Apr-22	[***]	[***]	[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.